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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2002

CORPORATE OFFICE PROPERTIES TRUST
(Exact name of registrant as specified in its charter)

Maryland	0-20047	23-2947217
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
8815 Centre Park Drive, Suite 400 Columbia, Maryland 21045 (Address of principal executive offices)

(410) 730-9092
(Registrant's telephone number, including area code)

Item 5. Other Events

7000 Columbia Gateway Drive

        On May 31, 2002, Corporate Office Properties Trust (the "Company"), through an affiliate of Corporate Office Properties, L.P. (the "Operating Partnership"), acquired a 145,806 square foot office building located in Columbia, Maryland ("7000 Columbia Gateway Drive").

        7000 Columbia Gateway Drive was acquired for an aggregate cost to the Company of $16.2 million, including transaction costs. The Company paid the purchase price and transaction costs using $15.8 million in borrowings under its existing secured revolving credit facility with Bankers Trust Company (the "Revolving Credit Facility") and cash reserves for the balance.

        The following schedule sets forth certain information relating to 7000 Columbia Gateway Drive as of October 31, 2002:

Property Location	Year Built	Rentable Square Feet	Occupancy(1)	Total Rental Revenue(2)	Total Rental Revenue per Occupied Square Foot(3)	Major Tenants (10% or more of Rentable Square Feet)	Year of Lease Expiration
7000 Columbia Gateway Dr.	1999	145,806	100.0%	$1,334,125	$9.15	Honeywell International (100.0%)	2006
(1)
This percentage is based on all leases in effect as of October 31, 2002.

(2)
Total rental revenue is the monthly contractual base rent as of October 31, 2002 multiplied by 12 plus the estimated annualized expense reimbursements under existing leases.

(3)
This represents the property's total rental revenue divided by its occupied square feet as of October 31, 2002.

11800 Tech Road

        On August 1, 2002, the Company, through an affiliate of the Operating Partnership, acquired a 235,866 square foot office building located in Silver Spring, Maryland ("11800 Tech Road").

        11800 Tech Road was acquired for an aggregate cost to the Company of $27.2 million, including transaction costs. The Company paid the purchase price and transaction costs using borrowings from two mortgage loans.

        The following schedule sets forth certain information relating to 11800 Tech Road as of October 31, 2002:

Property Location	Year Built	Rentable Square Feet	Occupancy(1)	Total Rental Revenue(2)	Total Rental Revenue per Occupied Square Foot(3)	Major Tenants (10% or more of Rentable Square Feet)
11800 Tech Road	1969	235,866	100.0%	$3,589,181	$15.22	Comcast Corporation (41.9%) Kaiser Foundation Health Plan (16.6%) BioCore Medical Technologies (13.5%) Holy Cross Hospital of Silver Spring (12.2%) United States Government (10.6%)
(1)
This percentage is based on all leases in effect as of October 31, 2002.

(2)
Total rental revenue is the monthly contractual base rent as of October 31, 2002 multiplied by 12 plus the estimated annualized expense reimbursements under existing leases.

(3)
This represents the property's total rental revenue divided by its occupied square feet as of October 31, 2002.

        The following schedule sets forth annual lease expirations for 11800 Tech Road as of October 31, 2002 assuming that none of the tenants exercise renewal options:

Year of Lease Expiration	Number of Leases Expiring	Square Footage of Leases Expiring	Percentage of Total Occupied Square Feet	Total Rental Revenue of Expiring Office Leases(1)	Percentage of Total Office Rental Revenue Expiring(1)	Total Rental Revenue of Expiring Leases Per Occupied Square Foot(1)
				(in thousands)
2005	2	31,898	13.5%	$502	14.0%	$15.74
2006	—	—	0.0%	—	0.0%	—
2007	1	39,182	16.6%	652	18.2%	16.64
2008	—	—	0.0%	—	0.0%	—
2009	2	127,763	54.2%	2,030	56.6%	15.89
2010	1	25,033	10.6%	291	8.0%	11.63
2011	—	—	0.0%	—	0.0%	—
2012	1	11,990	5.1%	114	3.2%	9.48

Total/Weighted Avg.	7	235,866	100.0%	$3,589	100.0%	$15.46

(1)
Total rental revenue is the monthly contractual base rent as of October 31, 2002 multiplied by 12 plus the estimated annualized expense reimbursements under existing leases.

15049 and 15059 Conference Center Drive

        On August 14, 2002, the Company, through an affiliate of the Operating Partnership, acquired two office buildings totaling 290,245 square feet located in the Westfields Corporate Center in Chantilly, Virginia ("15049 and 15059 Conference Center Drive").

        15049 and 15059 Conference Center Drive were acquired for an aggregate cost to the Company of $47.4 million, including transaction costs. The Company paid the purchase price and transaction costs using $30.9 million in borrowings under the Revolving Credit Facility and $16.5 million in borrowings from two mortgage loans.

        The following schedule sets forth certain information relating to 15049 and 15059 Conference Center Drive as of October 31, 2002:

Property Locations	Year Built/ Renovated	Rentable Square Feet	Occupancy(1)	Total Rental Revenue(2)	Percentage of Total Rental Revenue of Occupied Sq. Ft.(3)	Total Rental Revenue per Occupied Square Foot(4)	Major Tenants (10% or more of Rentable Square Feet)
15049 Conference Center Drive	1997	145,053	100.0%	$3,753,671	51%	$25.88	The Aerospace Corporation (92%)
15059 Conference Center Drive	2000	145,192	92.6%	3,544,862	49%	26.37	The Boeing Corporation (55%) Booz•Allen & Hamilton (18%)

Total/Average		290,245	96.3%	$7,298,533	100%	$26.11

(1)
This percentage is based on all leases in effect as of October 31, 2002.

(2)
Total rental revenue is the monthly contractual base rent as of October 31, 2002 multiplied by 12 plus the estimated annualized expense reimbursements under existing leases.

(3)
This percentage is based on the property's rental revenue to the total rental revenue of 15049 and 15059 Conference Center Drive.

(4)
This represents the property's total rental revenue divided by the property's occupied square feet as of October 31, 2002.

        The following schedule sets forth annual lease expirations for 15049 and 15059 Conference Center Drive as of October 31, 2002 assuming that none of the tenants exercise renewal options:

Year of Lease Expiration	Number of Leases Expiring	Square Footage of Leases Expiring	Percentage of Total Occupied Square Feet	Total Rental Revenue of Expiring Office Leases(1)	Percentage of Total Office Rental Revenue Expiring(1)	Total Rental Revenue of Expiring Leases Per Occupied Square Foot(1)
				(in thousands)
11/1/02-12/31/02	1	1,000	0.4%	—	0.0%	—
2003	—	—	0.0%	—	0.0%	—
2004	—	—	0.0%	—	0.0%	—
2005	1	6,037	2.1%	164	2.2%	27.16
2006	2	10,395	3.7%	329	4.5%	31.66
2007	3	22,610	8.1%	604	8.3%	26.73
2008	1	25,577	9.2%	674	9.2%	26.36
2009	—	—	0.0%	—	0.0%	—
2010	1	54,255	19.4%	1,424	19.5%	26.24
2011	1	25,577	9.2%	658	9.0%	25.71
2012	1	133,691	47.9%	3,446	47.3%	25.77

Total/Weighted Avg.	11	279,142	100.0%	$7,299	100.0%	$26.29

(1)
Total rental revenue is the monthly contractual base rent as of October 31, 2002 multiplied by 12 plus the estimated annualized expense reimbursements under existing leases.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

  (a)
  Financial Statements of Business Acquired

    The financial statements of 7000 Columbia Gateway Drive, 11800 Tech Road and 15049 and 15059 Conference Center Drive are included herein. See pages F-13 through F-26.

  (b)
  Pro Forma Financial Information

    The pro forma condensed consolidating financial statements of the Company are included herein. See pages F-1 through F-13.

  (c)
  Exhibits

Exhibit Number	Description
99.1	Contract for Purchase and Sale, dated April 29, 2002, between Allianz Life Insurance Company of North America and COPT Acquisitions, Inc.
99.2	Sale Contract, dated June 7, 2002, between 11800 Tech Road Investors LLC and COPT Acquisitions, Inc.
99.3	Agreement of Purchase and Sale, dated July 24, 2002, between TRC Westfields I LLC, TRC Westfields II LLC, TRC Westfields III LLC and COPT Acquisitions, Inc.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 16, 2002

CORPORATE OFFICE PROPERTIES TRUST
By:	/s/ RANDALL M. GRIFFIN Name: Randall M. Griffin Title: President and Chief Operating Officer
By:	/s/ ROGER A. WAESCHE, JR. Name: Roger A. Waesche, Jr. Title: Chief Financial Officer

CORPORATE OFFICE PROPERTIES TRUST
INDEX TO FINANCIAL STATEMENTS

I. PRO FORMA CONDENSED CONSOLIDATING FINANCIAL STATEMENTS OF THE COMPANY
Pro Forma Condensed Consolidating Balance Sheet as of September 30, 2002 (unaudited)	F-4
Pro Forma Condensed Consolidating Statement of Operations for the Year Ended December 31, 2001 (unaudited)	F-5
Pro Forma Condensed Consolidating Statement of Operations for the Nine Month Period Ended September 30, 2002 (unaudited)	F-6
Notes and Management's Assumptions to Pro Forma Condensed Consolidating Financial Information	F-7
II. 7000 COLUMBIA GATEWAY DRIVE
Report of Independent Accountants	F-13
Historical Summary of Revenue and Certain Expenses for the Year Ended December 31, 2001	F-14
Historical Summary of Revenue and Certain Expenses for the Three Months Ended March 31, 2002 (unaudited)	F-15
Notes to Historical Summary of Revenue and Certain Expenses	F-16
III. 11800 TECH ROAD
Report of Independent Accountants	F-17
Historical Summary of Revenue and Certain Expenses for the Year Ended December 31, 2001	F-18
Historical Summary of Revenue and Certain Expenses for the Six Months Ended June 30, 2002 (unaudited)	F-19
Notes to Historical Summary of Revenue and Certain Expenses	F-20
IV. 15049 AND 15059 CONFERENCE CENTER DRIVE
Report of Independent Accountants	F-22
Historical Summary of Revenue and Certain Expenses for the Year Ended December 31, 2001	F-23
Historical Summary of Revenue and Certain Expenses for the Six Months Ended June 30, 2002 (unaudited)	F-24
Notes to Historical Summary of Revenue and Certain Expenses	F-25

CORPORATE OFFICE PROPERTIES TRUST
PRO FORMA CONDENSED CONSOLIDATING FINANCIAL INFORMATION

        Set forth below are the unaudited pro forma condensed consolidating balance sheet as of September 30, 2002, and the unaudited pro forma condensed consolidating statements of operations for the year ended December 31, 2001 and the nine month period ended September 30, 2002, of Corporate Office Properties Trust and its consolidated affiliates, including Corporate Office Properties, L.P. (the "Operating Partnership"). Corporate Office Properties Trust and its consolidated affiliates, including the Operating Partnership, are collectively referred to herein as the "Company."

        The pro forma condensed consolidating financial information is presented as if the following transactions had been consummated on the earlier of the actual date of consummation or September 30, 2002, for balance sheet purposes, and January 1, 2001, for purposes of the statements of operations:

2001 Transactions

        The transactions set forth below are collectively referred to herein as the "2001 Transactions."

  •
  The acquisition on May 14, 2001 of two office buildings in Columbia, Maryland (the "State Farm Properties") for $13,259,000 using $12,915,000 in proceeds from the Company's revolving credit facility with Bankers Trust Company (the "Revolving Credit Facility").

  •
  The disposition on June 18, 2001 of an office building located in Cranbury, New Jersey ("19 Commerce Drive") for $11,525,000, of which $7,000,000 was used to repay a mortgage loan on the property, $728,000 to pay other settlement and sales costs and the balance applied to cash reserves.

  •
  The acquisition during 2001 of six office buildings in Linthicum, Maryland (the "Airport Square Properties") for $45,337,000 using $24,077,000 in proceeds from two mortgage loans, $13,200,000 in proceeds from the Revolving Credit Facility and cash reserves for the balance.

  •
  The acquisition on August 30, 2001 of four office buildings in Columbia, Maryland (the "Gateway 63 Properties") for $23,866,000 using $15,750,000 in proceeds from an assumed mortgage loan, $4,295,000 in proceeds from the Revolving Credit Facility, issuing 310,342 common units in the Operating Partnership valued at $3,259,000 to the seller and cash reserves for the balance.

  •
  The acquisition on November 30, 2001 of an office building and contiguous 17 acre land parcel located in Chantilly, Virginia (the "Washington Technology Park") for $58,968,000 using $32,078,000 in borrowings under the Revolving Credit Facility, proceeds from a new $25,000,000 mortgage loan and cash reserves for the balance.

  •
  The issuance of the following preferred shares of beneficial interest (collectively referred to herein as the "2001 Preferred Share Issuances"):

  •
  544,000 Series D Cumulative Convertible Redeemable Preferred Shares of beneficial interest ("Series D Preferred Shares") on January 25, 2001 for net proceeds of $11,892,000, of which $8,245,000 was used to pay down the Revolving Credit Facility.

  •
  1,150,000 Series E Cumulative Redeemable Preferred Shares of beneficial interest ("Series E Preferred Shares") on April 6, 2001 for net proceeds of $26,905,000, all of which was used to pay down the Revolving Credit Facility.

  •
  1,425,000 Series F Cumulative Redeemable Preferred Shares of beneficial interest ("Series F Preferred Shares") on September 13, 2001 for net proceeds of $33,562,000, of which $31,200,000 was used to pay down the Revolving Credit Facility.

2002 Transactions

        The transactions set forth below are collectively referred to herein as the "2002 Transactions."

  •
  The acquisition on April 4, 2002 of an office building in Hanover, Maryland ("7320 Parkway Drive") for $4,957,000 using proceeds from the Revolving Credit Facility.

  •
  The acquisition on April 4, 2002 of an office building in Columbia, Maryland ("Rivers 95") for $11,564,000 using $10,214,000 in borrowings under the Revolving Credit Facility and cash reserves for the balance.

  •
  The acquisition on May 31, 2002 of an office building in Columbia, Maryland ("7000 Columbia Gateway Drive") for $16,196,000 using $15,800,000 in borrowings under the Revolving Credit Facility and cash reserves for the balance.

  •
  The disposition on July 17, 2002 of an office building located in Columbia, Maryland ("8815 Centre Park Drive") for $7,175,000, of which $3,500,000 was used to pay down the Revolving Credit Facility and the balance applied to cash reserves.

  •
  The acquisition on August 1, 2002 of an office building in Silver Spring, Maryland ("11800 Tech Road") for $27,184,000 using borrowings from two mortgage loans.

  •
  The acquisition on August 14, 2002 of two office buildings in Chantilly, Virginia ("15049 and 15059 Conference Center Drive") for $47,416,000 using $30,916,000 in borrowings under the Revolving Credit Facility and $16,500,000 in borrowings from two mortgage loans.

Cedar Knolls Acquisition

        The Company reached verbal agreement on key terms to purchase a parcel of land in Annapolis Junction, Maryland consisting of 51 developable acres ("Cedar Knolls") for $20,993,000 from an affiliate of Constellation Real Estate, Inc. Management expects that this acquisition will be completed on January 10, 2003. Under the terms of the agreement, the seller is providing financing for the acquisition at a below-market interest rate; accordingly, Management is discounting the value of the acquisition and the financing to reflect the below-market interest rate. The Cedar Knolls acquisition, after adjustment for the discount described above, is valued at approximately $19,688,000 for the purchase price and $17,128,000 for the seller financing.

        This pro forma condensed consolidating financial information should be read in conjunction with the following historical financial statements and notes thereto:

  •
  Corporate Office Properties Trust and its consolidated subsidiaries;

  •
  the Airport Square Properties and the Gateway 63 Properties, both of which were included in the Company's Current Report on Form 8-K filed September 5, 2001;

  •
  Washington Technology Park included in the Company's Current Report on Form 8-K filed February 13, 2002; and

  •
  7000 Columbia Gateway Drive, 11800 Tech Road and 15049 and 15059 Conference Center Drive, all of which are included in this Current Report on Form 8-K.

        In management's opinion, all adjustments necessary to reflect the effects of the 2001 Transactions, 2002 Transactions and probable acquisition of Cedar Knolls have been made. This pro forma condensed consolidating financial information is unaudited and is not necessarily indicative of what the Company's actual financial position would have been at September 30, 2002 or what the results of operations would have been for the year ended December 31, 2001 or the nine months ended September 30, 2002. The pro forma condensed consolidating financial information also does not purport to represent the future financial position and results of operations of the Company.

Corporate Office Properties Trust
Pro Forma Condensed Consolidating Balance Sheet
As of September 30, 2002
(Unaudited)
(Dollars in thousands, except per share data)

	Historical Consolidated (A)	Cedar Knolls (B)	Other Pro Forma Adjustments	Pro Forma Consolidated
Assets
Net investments in real estate	$1,061,245	$19,688	$—	$1,080,933
Cash and cash equivalents	7,664	(2,560)	—	5,104
Other assets	60,413	—	—	60,413

Total assets	$1,129,322	$17,128	$—	$1,146,450

Liabilities and shareholders' equity
Liabilities
Mortgage loans payable	$710,033	$17,128	$—	$727,161
Other liabilities	28,421	—	—	28,421

Total liabilities	738,454	17,128	—	755,582

Minority interests	100,885	—	—	100,885

Shareholders' equity
Preferred shares of beneficial interest	43	—	—	43
Common shares of beneficial interest	237	—	—	237
Additional paid-in capital	313,862	—	—	313,862
Other	(24,159)	—	—	(24,159)

Total shareholders' equity	289,983	—	—	289,983

Total liabilities and shareholders' equity	$1,129,322	$17,128	$—	$1,146,450

See accompanying notes and management's assumptions to pro forma financial statements.

Corporate Office Properties Trust
Pro Forma Condensed Consolidating Statement of Operations
For the Year Ended December 31, 2001
(Unaudited)
(Dollars in thousands, except per share data)

	Historical Consolidated (A)	2001 Transactions (B)	7320 Parkway Drive (C)	Rivers 95 (D)	7000 Columbia Gateway (E)	8815 Centre Park Drive (F)	11800 Tech Road (G)	15049 and 15059 Conference Center Drive (H)	Cedar Knolls (I)	Other Pro Forma Adjustments		Pro Forma Consolidated
Revenues
Rental revenue	$110,547	$10,610	$565	$1,232	$1,334	$(1,119)	$2,390	$5,216	$—	$—		$130,775
Tenant recoveries and other revenue	14,999	4,399	114	267	—	(94)	600	1,309	—	—		21,594
Service operation revenue	3,864	—	—	—	—	—	—	—	—	—		3,864

Total revenues	129,410	15,009	679	1,499	1,334	(1,213)	2,990	6,525	—	—		156,233

Expenses
Property operating	36,782	5,496	103	296	4	(470)	784	2,546	—	—		45,541
General and administrative	5,289	—	—	—	—	—	—	—	—	—		5,289
Interest and amortization of deferred financing costs	34,591	(2,048)	—	—	—	—	—	—	—	12,088	(J)	44,631
Depreciation and other amortization	20,976	—	—	—	—	—	—	—	—	3,841	(K)	24,817
Service operation expenses	4,354	—	—	—	—	—	—	—	—	—		4,354

Total expenses	101,992	3,448	103	296	4	(470)	784	2,546	—	15,929		124,632

Gain (loss) on sale of Properties	1,618	(1,596)	—	—	—	—	—	—	—	—		22
Equity in loss of unconsolidated subsidiary	(84)	—	—	—	—	—	—	—	—	(117)	(L)	(201)

Income (loss) before minority interests and income taxes	28,952	9,965	576	1,203	1,330	(743)	2,206	3,979	—	(16,046)		31,422
Minority interests
Preferred Units	(2,287)	—	—	—	—	—	—	—	—	—		(2,287)
Other partnerships	(84)	—	—	—	—	—	—	—	—	—		(84)
Common Units	(6,613)	—	—	—	—	—	—	—	—	278	(M)	(6,335)

Income (loss) from continuing operations before income taxes	19,968	9,965	576	1,203	1,330	(743)	2,206	3,979	—	(15,768)		22,716
Income tax benefit	269	—	—	—	—	—	—	—	—	—		269

Net income (loss) from continuing operations	20,237	9,965	576	1,203	1,330	(743)	2,206	3,979	—	(15,768)		22,985
Preferred share dividends	(6,857)	(3,276)	—	—	—	—	—	—	—	—		(10,133)

Net income (loss) from continuing operations available to Common Shareholders	$13,380	$6,689	$576	$1,203	$1,330	$(743)	$2,206	$3,979	$—	$(15,768)		$12,852

Earnings per share: Basic	$0.67											$0.64

Earnings per share: Diluted	$0.64											$0.62

Weighted average number of shares: Basic	20,099											20,099

Diluted	21,623									79	(N)	21,702

See accompanying notes and management's assumptions to pro forma financial statements.

Corporate Office Properties Trust
Pro Forma Condensed Consolidating Statement of Operations
For the Nine Month Period Ended September 30, 2002
(Unaudited)
(Dollars in thousands, except per share data)

	Historical Consolidated (A)	7320 Parkway Drive (C)	Rivers 95 (D)	7000 Columbia Gateway Drive (E)	8815 Centre Park Drive (F)	11800 Tech Road (G)	15049 and 15059 Conference Center Drive (H)	Cedar Knolls (I)	Other Pro Forma Adjustments		Total
Revenues
Rental revenue	$98,037	$150	$324	$557	$(645)	$1,696	$3,618	$—	$—		$103,737
Tenant recoveries and other revenue	11,970	14	53	—	(8)	491	872	—	—		13,392
Service operation revenue	3,194	—	—	—	—	—	—	—	—		3,194

Total revenues	113,201	164	377	557	(653)	2,187	4,490	—	—		120,323

Expenses
Property operating	32,907	24	74	—	(260)	524	1,569	—	—		34,838
General and administrative	4,925	—	—	—	—	—	—	—	—		4,925
Interest and amortization of deferred financing costs	29,885	—	—	—	—	—	—	—	2,190	(J)	32,075
Depreciation and other amortization	20,486	—	—	—	—	—	—	—	1,128	(K)	21,614
Service operation expense	3,353	—	—	—	—	—	—	—	—		3,353

Total expenses	91,556	24	74	—	(260)	524	1,569	—	3,318		96,805

Gain (loss) on sale of properties	1,742	—	—	—	(19)	—	—	—	—		1,723
Equity in income of unconsolidated subsidiaries	114	—	—	—	—	—	—	—	—		114

Income (loss) before minority interests and income taxes	23,501	140	303	557	(412)	1,663	2,921	—	(3,318)		25,355
Minority interests
Preferred Units	(1,716)	—	—	—	—	—	—	—	—		(1,716)
Other partnerships	59	—	—	—	—	—	—	—	—		59
Common Units	(4,407)	—	—	—	—	—	—	—	(581)	(M)	(4,988)

Income (loss) from continuing operations before income taxes	17,437	140	303	557	(412)	1,663	2,921	—	(3,899)		18,710
Income tax benefit	43	—	—	—	—	—	—	—	—		43

Net income (loss) from continuing operations	17,480	140	303	557	(412)	1,663	2,921	—	(3,899)		18,753
Preferred share dividends	(7,600)	—	—	—	—	—	—	—	—		(7,600)

Net income (loss) from continuing operations available to Common Shareholders	$9,880	$140	$303	$557	$(412)	$1,663	$2,921	$—	$(3,899)		$11,153

Earnings per share: Basic	$0.44										$0.50

Earnings per share: Diluted	$0.42										$0.48

Weighted average number of shares:
Basic	22,215										22,215

Diluted	24,285										24,285

See accompanying notes and management's assumptions to pro forma financial statements.

CORPORATE OFFICE PROPERTIES TRUST
NOTES AND MANAGEMENT'S ASSUMPTIONS TO
PRO FORMA CONDENSED CONSOLIDATING
FINANCIAL INFORMATION
(Dollars in thousands, except share and per share amounts)

1.    Basis of Presentation:

        Corporate Office Properties Trust and subsidiaries (the "Company") is a self-administered Maryland real estate investment trust. As of September 30, 2002, the Company's portfolio included 111 office properties, including one owned through a joint venture.

        These pro forma condensed consolidating financial statements should be read in conjunction with the historical financial statements and notes thereto of the Company, the Airport Square Properties, the Gateway 63 Properties, Washington Technology Park, 7000 Columbia Gateway Drive, 11800 Tech Road and 15049 and 15059 Conference Center Drive. In management's opinion, all adjustments necessary to reflect the effects of the 2001 Transactions, the 2002 Transactions and the probable Cedar Knolls acquisition have been made. This pro forma condensed consolidating financial information is unaudited and is not necessarily indicative of what the Company's actual financial position would have been at September 30, 2002 or what the results of operations would have been for the year ended December 31, 2001 or the nine months ended September 30, 2002, nor does it purport to represent the future financial position and results of operations of the Company.

2.    Adjustments to Pro Forma Condensed Consolidating Balance Sheet:

        (A) Reflects the historical consolidated balance sheet of the Company as of September 30, 2002.

  (B)
  Reflects the probable acquisition of Cedar Knolls from an affiliate of Constellation Real Estate, Inc. using $17,128 in seller financing and $2,560 in cash.

3.    Adjustments to Pro Forma Condensed Consolidating Statements of Operations:

  (A)
  Reflects the historical consolidated operations of the Company for the period indicated.

  (B)
  The pro forma adjustments associated with the 2001 Transactions are set forth in the table below.

	State Farm Properties (i)	19 Commerce Drive (ii)	Airport Square Properties (iii)	Gateway 63 Properties (iv)	Washington Technology Park (v)	Preferred Share Issuances (vi)	Total
Revenues
Rental income	$611	$(779)	$3,266	$2,112	$5,400	$—	$10,610
Tenant recoveries and other revenue	(50)	(4)	237	261	3,955	—	4,399

Total revenues	561	(783)	3,503	2,373	9,355	—	15,009

Expenses
Property operating	322	(207)	949	337	4,095	—	5,496
General and administrative	—	—	—	—	—	—	—
Interest	—	—	—	—	—	(2,048)	(2,048)
Depreciation and amortization	—	—	—	—	—	—	—

Total expenses	322	(207)	949	337	4,095	(2,048)	3,448

Gain (loss) on sale of properties	—	(1,596)	—	—	—	—	(1,596)

Net income (loss) from continuing operations	239	(2,172)	2,554	2,036	5,260	2,048	9,965
Preferred share dividends	—	—	—	—	—	(3,276)	(3,276)

Income (loss) before minority interests and income taxes	$239	$(2,172)	$2,554	$2,036	$5,260	$(1,228)	$6,689

(i)
Reflects the effects of the historical operations of the State Farm Properties prior to their acquisition on May 14, 2001.

(ii)
Reflects the elimination of the historical operations of 19 Commerce Drive prior to its disposition on June 18, 2001.

(iii)
Reflects the effects of the historical operations of the Airport Square Properties prior to their acquisition in 2001.

(iv)
Reflects the effects of the historical operations of the Gateway 63 Properties prior to their acquisition on August 30, 2001.

(v)
Reflects the effects of the historical operations of the Washington Technology Park prior to its acquisition on November 30, 2001.

(vi)
Reflects the effects of the issuance of the 2001 Preferred Share Issuances as if such issuances and the resulting repayments of debt occurred on January 1, 2001.

    The two tables that follow set forth detailed information pertaining to the pro forma adjustments for interest expense and preferred share dividends associated with the 2001 Preferred Shares Issuances.

For the Year Ended December 31, 2001
Interest expense:
Series D Preferred Share issuance—$8,245 of proceeds used to pay down the Revolving Credit Facility, bearing interest on the outstanding balance at LIBOR plus 175 basis points.	$(51)
Series E Preferred Share issuance—$26,905 of the proceeds used to pay down the Revolving Credit Facility, bearing interest on the outstanding balance at LIBOR plus 175 basis points.	(538)
Series F Preferred Share issuance—$31,200 of the proceeds used to pay down the Revolving Credit Facility, bearing interest on the outstanding balance at LIBOR plus 175 basis points.	(1,459)

Total	$(2,048)

    The pro forma adjustments above reflect an aggregate decrease to interest expense; this decrease to interest expense would decrease by a total of $37 for the year ended December 31, 2001 if interest rates on variable rate debt were 1/8th of a percentage point higher.

For the Year Ended December 31, 2001
Preferred Share dividends:
Series D Preferred Share issuance—544,000 shares issued with an aggregate liquidation preference of $13,600, paying dividends at a yearly rate of 4% of such liquidation preference.	$36
Series E Preferred Share issuance—1,150,000 shares issued with an aggregate liquidation preference of $28,750, paying dividends at a yearly rate of 10.25% of such liquidation preference.	778
Series F Preferred Share issuance—1,425,000 shares issued with an aggregate liquidation preference of $35,625, paying dividends at a yearly rate of 9.875% of such liquidation preference.	2,462

Total	$3,276

  (C)
  Reflects the effects of the historical operations of 7320 Parkway Drive prior to its acquisition on April 4, 2002.

  (D)
  Reflects the effects of the historical operations of Rivers 95 prior to its acquisition on April 4, 2002.

  (E)
  Reflects the effects of the historical operations of 7000 Columbia Gateway Drive prior to its acquisition on May 31, 2002.

  (F)
  Reflects the elimination of the historical operations of 8815 Centre Park Drive prior to its disposition on July 17, 2002.

  (G)
  Reflects the effects of the historical operations of 11800 Tech Road prior to its acquisition on August 1, 2002.

  (H)
  Reflects the effects of the historical operations of 15049 and 15059 Conference Center Drive prior to their acquisition on August 14, 2002.

  (I)
  Reflects the effects of the historical operations of Cedar Knolls for the periods presented. Cedar Knolls is a land parcel with no historical operating activity.

  (J)
  Pro forma adjustments for additional interest expense resulting from acquisition activity are set forth below. Pro forma adjustments are also set forth below for decreases in historical interest expense resulting from property dispositions. The pro forma adjustments below associated with the Revolving Credit Facility (carrying interest at a variable rate of LIBOR plus 175 basis points) and other variable rate loans were computed using the weighted average of the rates in effect for the applicable pro forma periods. Pro forma deferred financing cost amortization adjustments are reflected assuming such costs are amortized over the lives of the related loans.

Adjustment to interest expense, net of related historical amounts, as a result of:	For the Year Ended December 31, 2001	For the Nine Month Period Ended September 30, 2002
Borrowings under the Revolving Credit Facility of $12,915 in connection with the acquisition of the State Farm Properties.	$352	$—
Debt repaid in connection with the sale of 19 Commerce Drive consisting of a $7,000 mortgage loan on the property with an interest rate of LIBOR plus 175 basis points.	(224)	—
Borrowings in connection with the acquisition of the Airport Square Properties consisting of: (i) $16,215 under a mortgage loan bearing interest at LIBOR plus 175 basis points; (ii) $13,200 under the Revolving Credit Facility; and (iii) $7,862 under a mortgage loan bearing interest at 7.18% per annum.	1,347	—
Borrowings in connection with the acquisition of the Gateway 63 Properties consisting of: (i) a 15,750 mortgage loan bearing interest at the Prime rate; and (ii) $4,295 under the Revolving Credit Facility.	1,020	—
Borrowings in connection with the acquisition of the Washington Technology Park consisting of: (i) $32,078 under the Revolving Credit Facility; and (ii) $25,000 under a mortgage loan bearing interest at LIBOR plus 175 basis points.	3,198	—
Borrowings under the Revolving Credit Facility of $4,957 in connection with the acquisition of 7320 Parkway Drive.	290	46
Borrowings under the Revolving Credit Facility of $10,214 in connection with the acquisition of Rivers 95.	598	95
Borrowings under the Revolving Credit Facility of $15,800 in connection with the acquisition of 7000 Columbia Gateway Drive.	926	238

Debt repaid in connection with the sale of 8815 Centre Park Drive consisting of $3,500 under the Revolving Credit Facility.	(205)	(69)
Borrowings from debt in connection with the acquisition of 11800 Tech Road consisting of: (i) $22,000 under a mortgage loan bearing interest at LIBOR plus 160 basis points; and (ii) $5,184 under a mortgage loan bearing interest at 6.51% per annum.	1,593	647
Borrowings from debt in connection with the acquisition of 15049 and 15059 Conference Center Drive consisting of: (i) $30,916 under the Revolving Credit Facility; (ii) $16,000 under a mortgage loan bearing interest at 7.0% per annum; and (iii) $500 under a mortgage loan bearing interest at LIBOR plus 150 basis points.	2,961	1,407
Borrowing in connection with the probable acquisition of Cedar Knolls consisting of $17,128 in seller provided financing bearing interest at an imputed rated of 6%. No pro forma adjustment for interest expense is reflected since Management expects for land to be under development upon purchase.	—	—
Amortization of deferred financing costs related to:
19 Commerce Drive	(48)	—
Airport Square Properties	82	(77)
Washington Technology Park	100	(82)
11800 Tech Road	98	(15)

	$12,088	$2,190

    The pro forma adjustments above reflect an aggregate increase to interest expense. The aggregate pro forma increase to interest expense would increase by an additional $233 for the year ended December 31, 2001 and $69 for the nine months ended September 30, 2002 if interest rates on variable rate debt were 1/8th of a percentage point higher.

    The pro forma adjustments resulting from acquisition activity were computed using the effects of initial debt incurred for such acquisitions; such adjustments do not reflect the effect of subsequent changes to the Company's debt, including activity to refinance initially incurred debt. If the pro forma adjustments reflected subsequent refinancings with debt secured by the properties acquired above, the aggregate pro forma increase to interest expense would increase by an additional $324 for the year ended December 31, 2001 and $75 for the nine months ended September 30, 2002. In addition, if the pro forma adjustments reflected the effects of other changes to the Company's debt, the aggregate increase to interest expense could be higher.

  (K)
  Pro forma depreciation expense adjustments are reflected on acquisitions based on a useful life of 40 years on the portion of the acquisition attributable to the building. Pro forma depreciation and amortization expense adjustments on dispositions are reflected based on historical amounts.

Adjustment to depreciation and other amortization expense, net of related historical amounts, as a result of:	For the Year Ended December 31, 2001	For the Nine Month Period Ended September 30, 2002
Depreciation expense:
State Farm Properties	$110	$—
19 Commerce Drive	(109)	—
Airport Square Properties	472	—
Gateway 63 Properties	319	—
Washington Technology Park	1,136	—
7320 Parkway Drive	99	25
Rivers 95	231	58
7000 Columbia Gateway Drive	324	135
8815 Centre Park Drive	(197)	—
11800 Tech Road	544	317
15049 and 15059 Conference Center Drive	949	593
Cedar Knolls	—	—
Amortization of deferred leasing costs related to:
19 Commerce Drive	(37)	—

	$3,841	$1,128

  (L)
  Adjustment to reverse income recorded for our investment in certain of the Airport Square Properties under the equity method of accounting during 2001.

  (M)
  Adjustment for minority interests' share of pro forma adjustments made to the Operating Partnership.

  (N)
  Adjustment for additional weighted average Common Shares outstanding due to Series D Preferred Shares assumed issued at the beginning of 2001.

Report of Independent Accountants

To Corporate Office Properties Trust:

We have audited the accompanying historical summary of revenue and certain expenses of 7000 Columbia Gateway Drive (the "Property") as described in Note 1 for the year ended December 31, 2001. This historical summary is the responsibility of the Property management. Our responsibility is to express an opinion on this historical summary based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the historical summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the historical summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the historical summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying historical summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion on Form 8-K of Corporate Office Properties Trust) as described in Note 2, and is not intended to be a complete presentation of the Property's revenue and expenses.

In our opinion, the historical summary referred to above presents fairly, in all material respects, the revenue and certain expenses as described in Note 2 of the Property for the year ended December 31, 2001, in conformity with accounting principles generally accepted in the United States of America.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Baltimore, Maryland
November 15, 2002

7000 Columbia Gateway Drive
Historical Summary of Revenue and Certain Expenses
for the year ended December 31, 2001

Revenue
Base rents	$1,334,125

Total revenue	1,334,125

Certain expenses
Miscellaneous expenses	4,351

Total property operating	4,351

Revenue in excess of certain expenses	$1,329,774

The accompanying notes are an integral part of these historical summaries.

7000 Columbia Gateway Drive
Historical Summary of Revenue and Certain Expenses
for the three months ended March 31, 2002 (unaudited)

Revenue
Base rents	$333,531

Total revenue	333,531

Certain expenses
Miscellaneous expenses	—

Total property operating	—

Revenue in excess of certain expenses	$333,531

The accompanying notes are an integral part of these historical summaries.

7000 Columbia Gateway Drive
Notes to Historical Summaries

1.    Business

  The accompanying historical summary of revenue and certain expenses relates to the operations of 7000 Columbia Gateway Drive (the "Property"), consisting of the revenue and certain expenses of the building totaling 146,000 rentable square feet located in Howard County, Maryland.

2.    Summary of Significant Accounting Policies

  Basis of Presentation

  The accompanying historical summary of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission in contemplation of Corporate Office Properties Trust ("COPT") acquiring the Property. COPT acquired the Property in May 2002. The historical summary is not representative of the actual operations of the Property for the period presented nor indicative of future operations as certain expenses, primarily depreciation, amortization, allocable overhead and interest expense, which may not be comparable to the expenses expected to be incurred by Corporate Office Properties Trust in future operations of the Property, have been excluded.

  Revenue and Expense Recognition

  Revenue is recognized on a straight-line basis over the terms of the related lease. Expenses are recognized in the period in which they are incurred.

  Use of Estimates

  The preparation of this historical summary in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenue and expenses during the reporting period. Actual results may differ from these estimates.

  Major Tenants

  During 2001, the Property was leased to one tenant.

3.    Rentals

  The Property has entered into a non-cancelable tenant lease with a lease term through December 15, 2004. Such lease provides that the tenant will pay all operating expenses and real estate taxes associated with the space, as defined in the lease. Future minimum rentals as of December 31, 2001, to be received under this tenant lease are as follows:

2002	$1,334,125
2003	1,334,125
2004	1,278,536

$3,946,786

4. Unaudited Historical Summary

  The historical summary of revenue and certain expenses for the three months ended March 31, 2002 is unaudited. As a result, this interim historical summary should be read in conjunction with the historical summary of revenue and certain expenses and accompanying notes for the year ended December 31, 2001. The interim historical summary reflects all adjustments which management believes are necessary for the fair presentation of the historical summary of revenue and certain expenses for the interim period presented. These adjustments are of a normal recurring nature. The historical summary of revenue and certain expenses for such interim period is not necessarily indicative of the results for a full year.

Report of Independent Accountants

To Corporate Office Properties Trust:

We have audited the accompanying historical summary of revenue and certain expenses of 11800 Tech Road (the "Property") as described in Note 1 for the year ended December 31, 2001. This historical summary is the responsibility of the Property management. Our responsibility is to express an opinion on this historical summary based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the historical summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the historical summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the historical summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying historical summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion on Form 8-K of Corporate Office Properties Trust) as described in Note 2, and is not intended to be a complete presentation of the Property's revenue and expenses.

In our opinion, the historical summary referred to above presents fairly, in all material respects, the revenue and certain expenses as described in Note 2 of 11800 Tech Road for the year ended December 31, 2001, in conformity with accounting principles generally accepted in the United States of America.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Baltimore, Maryland
November 15, 2002

11800 Tech Road
Historical Summary of Revenue and Certain Expenses
for the year ended December 31, 2001

Revenue
Base rents	$2,389,669
Tenant reimbursements	501,681
Other income	98,897

Total revenue	2,990,247

Certain expenses
Property operating expenses
Property taxes	160,049
Management expenses	112,024
Other operating expenses	112,167
Other tenant reimbursable expenses	213,877

Total property operating	598,117
Repairs and maintenance	185,816

Total certain expenses	783,933

Revenue in excess of certain expenses	$2,206,314

11800 Tech Road
Historical Summary of Revenue and Certain Expenses
for the six months ended June 30, 2002 (unaudited)

Revenue
Base rents	$1,454,001
Tenant reimbursements	384,846
Other income	36,384

Total revenue	1,875,231

Certain expenses
Property operating expenses
Property taxes	104,706
Management expenses	70,057
Other operating expenses	53,619
Other tenant reimbursable expenses	119,404

Total property operating	347,786
Repairs and maintenance	100,822

Total certain expenses	448,608

Revenue in excess of certain expenses	$1,426,623

11800 Tech Road
Notes to Historical Summaries

1.    Business

The accompanying historical summary of revenue and certain expenses relates to the operations of 11800 Tech Road (the "Property"), consisting of the revenue and certain expenses of the building totaling approximately 240,000 rentable square feet and a parking lot leasing approximately 100 spaces located in Silver Spring, Maryland.

2.    Summary of Significant Accounting Policies

Basis of Presentation

The accompanying historical summary of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission in contemplation of Corporate Office Properties Trust ("COPT") acquiring the Property. COPT acquired the Property in August 2002. The historical summary is not representative of the actual operations of the Property for the period presented nor indicative of future operations as certain expenses, primarily depreciation, amortization and interest expense, which may not be comparable to the expenses expected to be incurred by Corporate Office Properties Trust in future operations of the Property, have been excluded.

Revenue and Expense Recognition

Revenue is recognized on a straight-line basis over the terms of the related lease. Tenant reimbursements and other income are recognized when earned. Expenses are recognized in the period in which they are incurred.

Use of Estimates

The preparation of this historical summary in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenue and expenses during the reporting period. Actual results may differ from these estimates.

Major Tenants

During 2001, 98% of the Property's total base rents was earned from 4 major tenants, each of which amounted to over 10% of total base rents. Base rents earned from these 4 tenants for the year ended December 31, 2001 were approximately $1,222,000; $394,000; $315,000 and $290,000, respectively.

3.    Rentals

The Property has entered into non-cancelable tenant leases, with expiration dates ranging from 2005 to 2009. Such leases provide that tenants will share in operating expenses and real estate taxes on a pro rata basis, as defined in the leases. Future minimum rentals as of December 31, 2001, to be received under these tenant leases are as follows:

2002	$2,796,316
2003	2,957,562
2004	3,112,992
2005	2,658,342
2006	1,940,942
Thereafter	1,160,054

$14,626,208

4.    Management Fee Agreement and Tenant Service Contract

Certain management services for the year ended December 31, 2001 were performed by the owner of the Property at the rate of 4% of gross revenue generated by the operation of all phases of the Property.

5.    Unaudited Interim Historical summary

The historical summary of revenue and certain expenses for the six months ended June 30, 2002 is unaudited. As a result, this interim historical summary should be read in conjunction with the historical summary of revenue and certain expenses and the accompanying notes for the year ended December 31, 2001. The interim historical summary reflects all adjustments which management believes are necessary for the fair presentation of the historical summary of revenue and certain expenses for the interim period presented. These adjustments are of a normal recurring nature. The historical summary of revenue and certain expenses for such interim period is not necessarily indicative of the results for a full year.

Report of Independent Accountants

To Corporate Office Properties Trust:

We have audited the accompanying historical summary of revenue and certain expenses of 15049 and 15059 Conference Center Drive (the "Properties") as described in Note 1 for the year ended December 31, 2001. This historical summary is the responsibility of the Property management. Our responsibility is to express an opinion on this historical summary based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the historical summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the historical summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the historical summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying historical summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion on Form 8-K of Corporate Office Properties Trust) as described in Note 2, and is not intended to be a complete presentation of the Properties' revenue and expenses.

In our opinion, the historical summary referred to above presents fairly, in all material respects, the revenue and certain expenses as described in Note 2 of the Properties for the year ended December 31, 2001, in conformity with accounting principles generally accepted in the United States of America.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Baltimore, Maryland
November 15, 2002

15049 and 15059 Conference Center Drive
Historical Summary of Revenue and Certain Expenses
for the year ended December 31, 2001

Revenue
Base rents	$5,216,130
Tenant reimbursements	1,307,920
Miscellaneous income	824

Total revenue	6,524,874

Certain expenses
Property operating expenses
Property taxes	655,302
Utilities	510,450
Management fee	179,644
Ground lease	228,880
Other operating expenses	202,295

Total property operating	1,776,571
Repairs and maintenance	769,763

Total certain expenses	2,546,334

Revenue in excess of certain expenses	$3,978,540

The accompanying notes are an integral part of these historical summaries.

15049 and 15059 Conference Center Drive
Historical Summary of Revenue and Certain Expenses
for the six months ended June 30, 2002 (unaudited)

Revenue
Base rents	$2,925,867
Tenant reimbursements	705,141

Total revenue	3,631,008

Certain expenses
Property operating expenses
Property taxes	355,688
Utilities	261,299
Management fee	106,439
Ground lease	114,440
Other operating expenses	116,059

Total property operating	953,925
Repairs and maintenance	314,933

Total certain expenses	1,268,858

Revenue in excess of certain expenses	$2,362,150

The accompanying notes are an integral part of these historical summaries.

15049 and 15059 Conference Center Drive
Notes to Historical Summaries

1.    Business

The accompanying historical summary of revenue and certain expenses relates to the operations of 15049 and 15059 Conference Center Drive (the "Properties"), consisting of the revenue and certain expenses of two office buildings totaling 290,245 rentable square feet located in Chantilly, Virginia.

2.    Summary of Significant Accounting Policies

Basis of Presentation

The accompanying historical summary of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission in contemplation of Corporate Office Properties Trust acquiring the Property ("COPT"). COPT acquired the Properties in August 2002. The historical summary is not representative of the actual operations of the Property for the period presented nor indicative of future operations as certain expenses, primarily depreciation, amortization, and interest expense, which may not be comparable to the expenses expected to be incurred by Corporate Office Properties Trust in future operations of the Properties, have been excluded.

Revenue and Expense Recognition

Revenue is recognized on a straight-line basis over the terms of the related lease. Tenant reimbursements and other income are recognized when earned. Expenses are recognized in the period in which they are incurred.

Use of Estimates

The preparation of this historical summary in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenue and expenses during the reporting period. Actual results may differ from these estimates.

Major Tenants

During 2001, 74% of the Properties total base rents was earned from two major tenants, each of which amounted to over 20% of total base rents. Base rents earned from these two tenants for the year ended December 31, 2001 were approximately $2,380,000 and $1,476,000, respectively.

3.    Rentals

The Properties have entered into non-cancelable tenant leases, with expiration dates ranging from 2005 to 2012. Such leases provide that tenants will share in operating expenses and real estate taxes on a pro rata basis, as defined in the leases. Future minimum rentals as of December 31, 2001, to be received under these tenant leases are as follows:

2002	$5,549,565
2003	5,878,583
2004	6,049,177
2005	6,181,953
2006	6,099,348
Thereafter	24,974,304

$54,732,930

4.    Management Fee Agreement

Certain management services for the twelve months ended December 31, 2001 were performed by the owner of the Property at the rate of 3% of gross rents. Per the management agreement gross rents include rental income, tenant reimbursement income, and other sums actually collected by the Manager on a monthly basis. During the year ended December 31, 2001 the Properties paid $179,644 in management fees.

5.    Unaudited Interim Historical summary

The historical summary of revenue and certain expenses for the six months ended June 30, 2002 is unaudited. As a result, this interim historical summary should be read in conjunction with the historical summary of revenue and certain expenses and the accompanying notes for the year ended December 31, 2001. The interim historical summary reflects all adjustments which management believes are necessary for the fair presentation of the historical summary of revenue and certain expenses for the interim period presented. These adjustments are of a normal recurring nature. The historical summary of revenue and certain expenses for such interim period is not necessarily indicative of the results for a full year.

6.    Ground Lease

15059 Conference Center Drive is subject to a ground lease contract that requires the payment of $228,880 annually. The ground lease commenced in January 1999 and has a term of 99 years.

QuickLinks

CORPORATE OFFICE PROPERTIES TRUST INDEX TO FINANCIAL STATEMENTS
CORPORATE OFFICE PROPERTIES TRUST PRO FORMA CONDENSED CONSOLIDATING FINANCIAL INFORMATION
Corporate Office Properties Trust Pro Forma Condensed Consolidating Balance Sheet As of September 30, 2002 (Unaudited) (Dollars in thousands, except per share data)
Corporate Office Properties Trust Pro Forma Condensed Consolidating Statement of Operations For the Year Ended December 31, 2001 (Unaudited) (Dollars in thousands, except per share data)
Corporate Office Properties Trust Pro Forma Condensed Consolidating Statement of Operations For the Nine Month Period Ended September 30, 2002 (Unaudited) (Dollars in thousands, except per share data)
CORPORATE OFFICE PROPERTIES TRUST NOTES AND MANAGEMENT'S ASSUMPTIONS TO PRO FORMA CONDENSED CONSOLIDATING FINANCIAL INFORMATION (Dollars in thousands, except share and per share amounts)
Report of Independent Accountants
7000 Columbia Gateway Drive Historical Summary of Revenue and Certain Expenses for the year ended December 31, 2001
7000 Columbia Gateway Drive Historical Summary of Revenue and Certain Expenses for the three months ended March 31, 2002 (unaudited)
7000 Columbia Gateway Drive Notes to Historical Summaries
Report of Independent Accountants
11800 Tech Road Historical Summary of Revenue and Certain Expenses for the year ended December 31, 2001
11800 Tech Road Historical Summary of Revenue and Certain Expenses for the six months ended June 30, 2002 (unaudited)
11800 Tech Road Notes to Historical Summaries
Report of Independent Accountants
15049 and 15059 Conference Center Drive Historical Summary of Revenue and Certain Expenses for the year ended December 31, 2001
15049 and 15059 Conference Center Drive Historical Summary of Revenue and Certain Expenses for the six months ended June 30, 2002 (unaudited)
15049 and 15059 Conference Center Drive Notes to Historical Summaries